ELFUN FUNDS

Supplement Dated December 15, 2004

To Prospectus Dated April 30, 2004

On January 29, 2005, the portfolio management teams of the Elfun Income Fund and the Elfun Diversified Fund intend to implement changes to the investment strategies of these funds. Accordingly, at that time, the following changes to the Prospectus will be effective.

1. The second sentence of the third paragraph appearing under “Income Funds – Elfun Income Fund” on page 10 of the Prospectus is deleted and replaced with the following language:

“The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.”

2. The first sentence of the fifth paragraph appearing under “Asset Allocation Fund – Elfun Diversified Fund” on page 16 of the Prospectus is deleted and replaced in its entirety with the following language:

“The Fund may also invest to a lesser extent in high yield securities. The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.”

3. The definition of derivative instruments appearing under “More on Strategies and Risks – Important Definitions” on page 24 of the Prospectus is deleted and replaced in its entirety with the following language:

“Derivative instruments are instruments or contracts whose values are based on the performance of an underlying asset, currency or index and include futures, options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps (including interest rate, currency, index and credit default swaps), interest only and principal only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.”

4. The rows describing the Elfun Income Fund and the Elfun Diversified Fund in the table appearing under “More on Strategies and Risks – More on Investment Strategies” on page 30 of the Prospectus are deleted and replaced in their entirety with the following language:

	Futures and Options on Futures	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below Investment Grade Debt Securities	Maximum Investment in Foreign Securities		When-Issued and Delayed Delivery Securities
Elfun Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody’s or equivalent	35	%*	Yes

Elfun Diversified Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody’s or equivalent	20	%*	Yes

5. The first sentence appearing under “More on Strategies and Risks – More on Risks – Derivative Instruments Risk” on page 32 of the Prospectus is deleted and replaced in its entirety with the following language:

“A Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures.”

The following additional change is also being made to the Prospectus.

The address information for GE Asset Management Incorporated appearing under “About the Investment Adviser” on page 37 and under “Investment Adviser” on the back cover of the Prospectus is changed to:

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

ELFUN FUNDS

Supplement Dated December 15, 2004

To Statement of Additional Information

Dated April 30, 2004 (as Supplemented June 30, 2004)

On January 29, 2005, the portfolio management teams of the Elfun Income Fund and the Elfun Diversified Fund intend to implement changes to the investment strategies of these funds. Accordingly, at that time, the following changes to the Statement of Additional Information (SAI) will be effective.

1. The rows describing the Elfun Income Fund and the Elfun Diversified Fund in the table appearing under “Investment Strategies and Risks” on page 4 of the SAI are deleted and replaced in their entirety with the following language:

	Elfun Income Fund	Elfun Diversified Fund
Maximum Investment in Below-Investment Grade Debt Securities	20% in BB or B by S&P or Ba or B by Moody’s or equivalent	20% in BB or B by S&P or Ba or B by Moody’s or equivalent

2. The section entitled “Interest Rate Swaps and Currency Swaps” appearing under “Investment Strategies and Risks” on page 21 of the SAI is deleted and replaced in its entirety with the following:

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by a Fund with another party of their respective rights to the return on or increase in value of a basket of securities. Since swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions entered into for hedging purposes. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

The following additional changes are also being made to the SAI. The reference to “3003 Summer Street, Stamford, Connecticut 06905” appearing in the heading on the front cover is changed to: “3001 Summer Street, Stamford, Connecticut 06905.” The references to “3003 Summer Street, P.O. Box 7900, Stamford, CT 06904-7900” appearing under Management of the Funds on page 40 and 44 and under “Financial Statements” on page 63 of the SAI are changed to: “3001 Summer Street, P.O. 7900, Stamford, Connecticut 06904-7900.”